Q4 Investor Presentation Feb 2026

Celanese Corporation Disclosures 2 Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning Celanese Corporation’s (the “Company”) plans objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, capital expenditures, deleveraging efforts, planned cost reductions, dividend policy, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: the ability to successfully achieve planned cost reductions; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; potential liability resulting from pending or future claims or litigation, including investigations or enforcement actions, or from changes in the laws, regulations or policies of governments or other governmental activities, in the countries in which we operate; our level of indebtedness and our financial condition, each of which could diminish our ability to raise additional capital to fund operations, reduce our business and strategic flexibility, increase our interest expense, limit the success of our deleveraging efforts, and impact changes to our credit ratings, which could increase our interest expense in the event of additional downgrades; volatility or changes in the price and availability of raw materials and energy, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, carbon monoxide, wood pulp, hexamethylene diamine, Polyamide 66 ("PA66"), polybutylene terephthalate, ethanol, natural gas and fuel oil, and the prices for electricity and other energy sources; the ability to pass increases in raw materials prices, logistics costs and other costs on to customers or otherwise improve margins through price increases; the possibility that we will not be able to realize the anticipated benefits of the Mobility & Materials business (the "M&M Business") we acquired from DuPont de Nemours, Inc. (the "M&M Acquisition"), including synergies and growth opportunities, whether as a result of difficulties arising from the operation of the M&M Business or other unanticipated delays, costs, inefficiencies or liabilities; additional impairment of goodwill or intangible assets; increased commercial, legal or regulatory complexity of entering into, or expanding our exposure to, certain end markets and geographies; risks in the global economy and equity and credit markets and their potential impact on our ability to pay down debt in the future and/or refinance at suitable rates, in a timely manner, or at all; the ability to maintain plant utilization rates and to implement planned capacity additions, expansions and maintenance; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; the ability to identify desirable potential acquisition or divestiture opportunities and to complete such transactions, including obtaining regulatory approvals, consistent with the Company's strategy; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation, logistics or supply chain disruptions, cybersecurity incidents, AI-related vulnerabilities, terrorism or political unrest, public health crises, or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the direct or indirect consequences of acts of war or conflict (such as the Russia- Ukraine conflict or conflicts in the Middle East) or terrorist incidents or as a result of fire, flood, hurricanes, other severe weather, natural disasters, other catastrophic events or other crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in applicable tariffs, duties, treaties and trade agreements, tax rates or legislation throughout the world including, but not limited to, anti-dumping and countervailing duties, adjustments, changes in estimates or interpretations or the resolution of tax examinations or audits that may impact recorded or future tax impacts and potential regulatory and legislative tax developments in the United States and other jurisdictions; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change or other sustainability matters; changes in currency exchange rates and interest rates; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Pro forma financial information herein is preliminary and subject to change. Certain prior period amounts have been revised to correct for certain prior period immaterial errors. See Note 1 to our Annual Report on Form 10-K for the annual period ending December 31, 2025 Presentation This document presents the Company’s two business segments, Engineered Materials and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, may refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

Discussion Topics 3 Earnings update Key actions and near- term imperatives

Q4 2025 results and highlights Q4 2025 Results 4 Q4 2025 Highlights * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Free Cash Flow* ▪ Strong cash flow performance in Q4 ▪ Achieved FY2025 target range Engineered Materials (EM) ▪ Improved product mix driven by continued actions to strengthen pipeline quality ▪ Continued realization of targeted second half 2025 cost savings Acetyl Chain (AC) ▪ Operating EBITDA* margins consistently above 20% for past five years ▪ Weaker dynamics in acetate tow and greater than expected vinyls seasonal declines in western hemisphere Q4 results reflect robust free cash flow* generation, resilient EM performance, and continued focus on self-help measures $160 M FREE CASH FLOW* $0.67 ADJUSTED EPS* ADJUSTED EBIT* BY BUSINESS SEGMENT $183 M ENGINEERED MATERIALS $146 M ACETYL CHAIN

▪ Demand environment across most end-markets remains soft entering 2026 ▪ Seasonal volume recovery and continued mix enrichment in EM ▪ AC earnings expected to be impacted by timing of Tow dividend and maintenance at our methanol facility in Clear Lake, TX ▪ Ongoing focus to identify and implement actions to improve earnings Q1 2026 outlook Q1 2026 Outlook 5 Q1 2026 Focus Areas * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Continued action orientation around cash generation and earnings improvement $0.70 - $0.85 ADJUSTED EPS* GUIDANCE ADJUSTED EBIT* GUIDANCE BY BUSINESS SEGMENT $210 M – $230 M ENGINEERED MATERIALS $110 M – $125 M ACETYL CHAIN

Successfully executed series of actions in 2025 to advance Celanese priorities 6 ✓ Generated $773 million in free cash flow* ✓ Completed refinancing of certain debt maturities ✓ Completed Micromax divestiture, proceeds planned for debt paydown to advance deleveraging ✓ Fully repaid balance on term loans aligned debt to currency of cash generation, lowering interest expense ✓ Reduced inventory in Engineered Materials by over $100 million ✓ Effectively renewed $1.75B revolving facility ✓ Realized $80 million in 2025 SG&A cost reductions in FY 2025 ✓ Delivered additional $40 million of cost improvement across business lines ✓ EM: further SG&A, network optimization ✓ AC: distribution cost reduction, block operating high-cost sites ✓ Announced further footprint optimization actions ✓ Sempach, Switzerland ✓ Sarnia, Canada ✓ Intention to close the facility at Lanaken, Belgium ✓ Operating EBITDA of $1.2 billion in EM and $950 million in AC ✓ 2025 Operating EBITDA margin of >20% in both AC and EM ✓ EM pipeline enrichment through focus on High Impact Programs INCREASE CASH FLOW INTENSIFY COST IMPROVEMENT DRIVE TOP LINE GROWTH * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

Celanese is committed to advancing initiatives in 2026+ that strengthen performance and create shareholder value 7 INCREASE CASH FLOW INTENSIFY COST IMPROVEMENT DRIVE TOP LINE GROWTH to deleverage the balance sheet through supercharging the pipeline & strategic opportunities by maximizing productivity every day Engineering Materials → Improve margins through improved pipeline quality → Cost reductions through SG&A and next wave of footprint optimizations → Multi-year, sustainable inventory reduction program Acetyl Chain → Maximize sales opportunities in downstream products → Drive productivity through low cost, U.S. based assets and strategic footprint actions → Leverage strength of the underlying operating model Cash And Earnings Growth → Relentless focus on cost reduction opportunities → Cash generation and divestitures for continued deleveraging → Opportunistic and prudent refinancing Continue to aggressively execute against key priorities

Strong free cash flow* execution in 2025; targeting sustained performance in 2026 in uncertain demand conditions 8 ✓ Free cash flow* generation of $773 million in 2025 ✓ Targeting free cash flow* generation of $650 to $750 million in FY2026 − Lower YoY working capital benefit + Lower YoY cash interest and cash taxes + Lower YoY cash for cost initiatives * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Differentiated business models and focus on actions support sustainable cash generation capabilities 2024 2025 2026F $498 M ACTUALS ESTIMATE $773 M $650 - $750 M Free cash flow* generation 2024 – 2026 ($M)

Debt maturities aligned with cash generation timing and strong liquidity provide structural safeguard to the balance sheet

Debt Maturity Profile Pre[1] and Post Refinancing

PRE-REFINANCE[1] POST-REFINANCE

Post refinance, 2026 - 2028 average debt maturity reduced to $1.1 B, aligning with conservative estimates of cash generation

$2.1 billion	5.31%	35%
2026 + 2027 DEBT MATURITIES[2]	EFFECTIVE NET BORROWING RATE[2]	% of NOTES WITH CALL FEATURE[2]



2026
2027
2028
2029
2030
2031
2032
2033
2034

Debt Management Principles

- Opportunistic and prudent refinancing
- Continually optimize blended borrowing cost across all debt
- Maintain ample liquidity
  Excess cash + revolver capacity (currently undrawn)
- Maintain flexibility via prepayable / callable debt

Consistent execution against deleveraging plans

→ Refinancing transaction completed in Dec 2025, further fortifying maturity profile

→ Fully paid off $130 M remaining balance on five-year term loam

→ Closed Micromax divestiture, net proceeds planned to be utilized for debt paydown

→ Strong liquidity position with $1.3 B in cash and cash equivalents at quarter-end and $1.75 B undrawn revolving credit facility

→ Self-help actions to increase earnings and free cash flow* drive incremental benefit in 2026 and beyond

[1] As of December 1, 2025

[2] Calculations are based on (1) initial debt balances as of September 30, 2025, adjusted to include $200 million repaid after September 30, 2025 under the Company's five-year term loan credit agreement due 2027, (2) the inclusion of annualized coupon step-ups based on current credit ratings, (3) the inclusion of the impact of all cross-currency swaps, (4) 4.14% SOFR, (5) a EUR/USD exchange rate of 1.1741 as of September 30, 2025, and (6) the exclusion of non-cash interest expenses

9

Strong and sustainable free cash flow* generation and divestitures drive deleveraging Free Cash Flow* and Divestitures ($M) 10 Sustainable cash generation capabilities accelerate debt paydown Accelerating cash flow capabilities and strategic divestitures… * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Net Debt ($B) … increasingly deployed to deleveraging ~$2.6 B Cash Generation 2023 - 2025 ~ $500 ~$2.5 B+ of Baseline Cash Generation 2026 – 2027 Targets Achieved ~$2.0 B Reduction Net of currency impact Net of $0.6 B in dividends 2026 Targeting FCF at $650M - $750M 2 27 Targeting growth in baseline FCF from additional cost & commercial actions and lower restructuring costs 1 2 3 0 500 1000 1500 2023 2024 2025 2026 2027 Divestitures Transaction Price $500 ~$500 ~$500 MicromaxFood Ingredients Progress towards $1.0 B divestiture objective 1000 1500 2023 2024 2025 2026 2027 $1,320 $498 $773 Free Cash Flow 12/31/2022 12/31/2025 12/31/2027 $13.2 $11.3 Targeted < $9 Expecting ~$2.5 B Reduction Targeting virtually all cash proceeds deployed to deleveraging ~ ~$700

Actions driving EM earnings in low demand environment while reinforcing foundation for future growth

Strong focus and execution of actions in EM ...

COST REDUCTION ACTIONS

- ✓ SG&A reduction
- ✓ Distribution network improvements
- ✓ Global asset footprint optimization

IMPROVED PIPELINE QUALITY

- ✓ Focus on high margin and high growth programs
- ✓ Pipeline quality
- ✓ 'Value' over 'volume'

TOPLINE & MARGIN GROWTH

- ✓ Strategic marketing implementation
- ✓ Value based pricing
- ✓ Mix improvement

STRUCTURAL INVENTORY REDUCTION

- ✓ FY 2025 inventory reduction of $100M+
- ✓ Multi-year journey towards optimization

... driving resilient performance in a low demand environment



$143
$124
$213
$200
$183
~$220
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
EM ADJUSTED EBIT*, $MM
ACTUAL
ESTIMATE

- ✓ Lower cost structure provides significant earnings leverage in demand recovery
- ✓ Revitalization of pipeline leverages broad portfolio and application development capabilities
- ✓ Execution of strategic actions positions EM for long-term success

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

11

Strong focus on actions to offset headwinds and drive AC earnings 12 * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. STRATEGIC INITIATIVES DAILY OPERATING MODEL Strong focus and execution of actions in AC ...strengthen business foundation and expand operating leverage for future earnings growth ...enables agile responses to market conditions, maximizing earnings performance ✓ BLOCK OPERATION OF SINGAPORE/FRA UNIT ✓ INTENDED LANAKEN SITE CLOSURE ✓ MANUFACTURING DIGITALIZATION ✓ RAW MATERIAL PRODUCTIVITY ✓ TARGETED PRICE INCREASES ✓ COMMERCIALIZING SUSTAINABILITY OFFERINGS 1. Challenges in Acetate Tow 2. Weak Western Hemisphere Demand 3. Asia margins impacted by China supply Key impacts to AC earnings AT was the largest headwind to AC earnings in 2025, actions to address are already in play ✓ DOWNSTREAM GROWTH ✓ STRATEGIC CONTRACTS productivity and flexibility in reacting to market dynamics short-term market dislocations & long-term value-based pricing providing strong foundation and ratable earnings qualify grades to meet evolving customer application needs efficiency, productivity and future-proofing flexing global network to optimize cost profile partnering with customers to drive ECO-CC sales lower risks and drive productivity ✓ MAXIMIZE CASH FLOW VELOCITY global working capital and inventory execution

$25 $15 $30 - $50 $20 - $30 $10 - $20 $80 $10 Achieved over $120 M cost savings in 2025; targeting incremental opportunities of ~$50 M - $70 M in 2026 13 Near Term Cost Reductions Engineered Materials Complexity Reduction Acetyl Chain Productivity $90 million of targeted annualized savings primarily through headcount reductions actioned in 2025 $50 million of plant and distribution productivity $50 - $100 million of targeted annualized savings primarily through distribution network improvements, footprint actions, and SG&A Cost Reduction Initiatives Cost Reduction Realization Targets by Year ($M) 2026 Expected In-Year Realization: ~$50-$70 M Cost reductions are helping to set a firm foundation for long-term growth ~$15 + 2025 2026 2027 2026 2027 Lanaken ~$5-$10M ~$15-$20M Productivity projects ~$5-$10M TBD

Celanese Offers a Compelling Investment Opportunity Our mission is to position Celanese as a top quartile company for total shareholder return by delivering earnings growth in any environment 14 Leadership driving change Actions underway to deliver near-term earnings improvement Strong earnings leverage as demand recovers Laser focused on deleveraging History of innovation as customer solutions provider Attractive valuation with upside potential for stock